                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-08599

                              SCUDDER EQUITY TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       05/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder-Dreman Financial Services Fund

Semiannual Report to Shareholders

May 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gains distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the Life of Fund periods shown for Class A and C shares, reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/05
Scudder-Dreman Financial Services Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	-2.06%	2.80%	5.00%	6.45%	4.55%
Class B	-2.52%	1.88%	4.09%	5.57%	3.67%
Class C	-2.51%	1.89%	4.12%	5.61%	3.74%
S&P 500 Index+	2.42%	8.24%	5.60%	-1.93%	2.63%
S&P Financial Index++	.41%	4.81%	5.91%	5.26%	4.93%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on March 9, 1998. Index returns begin March 31, 1998.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder-Dreman Financial Services Fund — Class A [] S&P 500 Index+ [] S&P Financial Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/05
Scudder-Dreman Financial Services Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$9,689	$10,910	$12,882	$12,996
	Average annual total return	-3.11%	2.95%	5.19%	3.69%
Class B	Growth of $10,000	$9,888	$11,077	$13,012	$12,977
	Average annual total return	-1.12%	3.47%	5.41%	3.67%
Class C	Growth of $10,000	$10,189	$11,289	$13,140	$13,035
	Average annual total return	1.89%	4.12%	5.61%	3.74%
S&P 500 Index+	Growth of $10,000	$10,824	$11,775	$9,074	$12,044
	Average annual total return	8.24%	5.60%	-1.93%	2.63%
S&P Financial Index++	Growth of $10,000	$10,481	$11,881	$12,919	$14,115
	Average annual total return	4.81%	5.91%	5.26%	4.93%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 9, 1998. Index returns begin March 31, 1998.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Standard & Poor's (S&P) Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 5/31/05	$ 12.17	$ 12.01	$ 12.05
11/30/04	$ 12.47	$ 12.32	$ 12.36
Distribution Information Six Months: Income Dividends as of 5/31/05	$ .05	$ —	$ —
Class A Lipper Rankings — Financial Services Funds Category as of 5/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	98	of	114	86
3-Year	67	of	103	65
5-Year	51	of	72	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2005
Actual Fund Return	Class A	Class B	Class C
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 979.40	$ 974.80	$ 974.90
Expenses Paid per $1,000*	$ 7.60	$ 11.82	$ 11.52
Hypothetical 5% Fund Return	Class A	Class B	Class C
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,017.25	$ 1,012.96	$ 1,013.26
Expenses Paid per $1,000*	$ 7.75	$ 12.04	$ 11.75

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C
Scudder-Dreman Financial Services Fund	1.54%	2.40%	2.34%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager David N. Dreman discusses the economy, the market environment and the performance of Scudder-Dreman Financial Services Fund during the six-month period ended May 31, 2005.

Q:  How would you describe the economic and market environment over the last six months?

A:  The US stock market had modestly positive returns for the six-month period, but with considerable volatility, as investors responded to economic news that was somewhat confusing. For the six-month period, the broad market, as measured by the Standard & Poors 500 (S&P 500) Index, had a return of 2.42%.1

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The market rallied at the end of 2004, as oil prices fell slightly and there was increasing evidence of ongoing economic growth. In the early months of 2005, however, economic trends appeared less encouraging. Concern mounted about whether rising energy prices would spark inflation, with its negative effects on consumer spending and business investment. These factors created considerable uncertainty about future trends in economic growth and corporate earnings, pushing the market lower in March and April. The market rallied again in May, responding to record corporate profits, improving consumer sentiment and an upward revision in reported economic growth for the first quarter of 2005.

Perhaps the most puzzling aspect of the current economic environment is interest rates and their relationship to inflation. Expressing concern about inflation, the Federal Reserve Board (the Fed) has been raising short-term rates steadily since June 2004, but long-term rates, as measured by the yield on 10-year US Treasury notes, are lower than they were a year ago. What this tells us is that the bond market believes that economic growth will slow before inflation becomes a serious issue. Conventional measures of inflation, such as the consumer price index and the producer price index, continue to indicate that inflation is modest.2 However, surveys show that manufacturers are raising prices in response to higher costs not just for oil but also for basic materials such as copper and steel. So, it may be some time before we have a clear picture of trends in growth and inflation.

Q:  How did the fund perform during this period?

A:  Financial services stocks in general underperformed the broad market. The return of the S&P Financial Index was 0.41%, compared with a return of 2.42% for the S&P 500 Index.3 Scudder Dreman Financial Services Fund (Class A shares) had a return of -2.06%, underperforming its benchmarks, the S&P 500 Index and the S&P Financial Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for complete performance information.) Performance of our fund was disappointing because of negative events specific to three of the fund's top 10 holdings, Freddie Mac, Fannie Mae and American International Group, Inc. (AIG). The rest of the portfolio, excluding these three stocks, performed well.

2 The consumer price index is a monthly calculation of changes in the prices paid by urban consumers for a representative basket of goods and services. The producer price index measures the average change over time in the selling prices received by domestic producers for their output. Both indices are issued by the Bureau of Labor Statistics of the US Department of Labor.

3 The Standard & Poor's Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index.

Q:  Will you explain what happened with these large holdings and how they affected overall performance?

A:  AIG is a leading international insurance and financial services firm, with successful operations in a wide variety of insurance categories. The company and its former chief executive and chief financial officer, under investigation by state and federal regulatory authorities, are accused of manipulating financial statements and misleading regulators and investors. AIG's stock is down more than 20% since the company disclosed the investigation last February. We continue to hold the stock because we believe AIG is a financially sound insurance company that is strongly positioned in businesses around the world. Restated financial statements released in early June indicate that only a small portion of the company's capital is at risk. We have confidence that AIG will soon move beyond this scandal, and we expect that the company will grow more rapidly than the insurance industry at large.

Fannie Mae and Freddie Mac are government-sponsored enterprises, which mean that they are public companies with some sponsorship by the US government. Both companies operate mainly in the residential mortgage business. Freddie Mac appears to have understated earnings in a changing regulatory environment with accounting rules that are difficult to interpret. Fannie Mae also had to restate earnings, showing a substantial loss, because of its failure to follow generally accepted accounting principles in accounting for derivatives. Negative publicity surrounding these earnings restatements, combined with the threat of changing regulations that could limit these companies' opportunities in the mortgage market, created significant pressure on the stocks. Shares of both Fannie Mae and Freddie Mac now trade at a substantial discount to the S&P 500. We believe that their growth models are still credible, and we continue to hold significant positions in the stocks.

In considering a holding, we ask three main questions: Is the company solid? Has management articulated a clear growth plan? And does the company have the ability to achieve the growth plan? In the case of these three stocks, we can answer all three questions positively with considerable assurance. Therefore, they remain core holdings in our portfolio, despite poor performance in recent months.

Q:  What other decisions were important to the fund's performance?

A:  Bank holdings have been strong, especially regional banks, which we have overweighted, while underweighting money center banks because their considerable international operations subject them to additional risks from interest rates, currency exchange rates and international economic conditions. Nonetheless, large positions in money center banks including Bank of America Corp. and Citigroup contributed to performance. Regional bank holdings that have performed well include KeyCorp, US Bancorp and National Bank of Canada. National Bank of Canada was originally a small holding that has performed so well that it is now a significant position. Traditionally, banks have been hurt when interest rates rise because they have funded long-term loans with short-term borrowing. Now they are more sophisticated about hedging, and they also receive a greater portion of revenue from services than in the past, so we believe that well-managed banks will continue delivering performance.

Washington Mutual, Inc., is a major position that has performed reasonably well; we consider the stock of this savings and loan institution undervalued in light of its good growth prospects. The fund is slightly overweight in investment banking, where companies such as The Goldman Sachs Group, Inc. and Morgan Stanley have been able to make money on relatively strong merger activity.

Turnover of holdings was greater than usual for this fund over the last six months for several reasons. Expecting interest rates to rise, we moved away from life insurers and smaller thrift institutions early in 2005, since these companies typically do not perform well in the face of higher interest rates. We have avoided participation in the area of consumer finance, in the belief that consumers are not in a position to take on additional debt. The fund is underweight in insurance, particularly life and health insurers, which could be hurt if inflation rises.

Additionally, we sold positions in several smaller banks including Banknorth Group, Inc., Popular, Inc. and Sterling Financial Corp., which appeared expensive relative to other opportunities. We also eliminated several small positions acquired as a result of spin-offs (Piper Jaffray Companies, Inc. and St. Paul Travelers Companies, Inc.) and Signature Bank, in which we received a small allocation from an initial public offering. We sold the remainder of our position in Marsh & McLennan Companies, Inc., the world's largest insurance broker, as we believe that company will take considerable time to resolve problems associated with charges that the company engaged in improper business practices. We sold a position in Merrill Lynch & Co., Inc., replacing it with Morgan Stanley, which is a solid company with stock that is selling below what we believe is its intrinsic value because of depressed earnings and a management upheaval.

Q:  Do you have other comments for shareholders?

A:  The portfolio is positioned defensively at this time, a decision we consider appropriate in light of the uncertainty surrounding economic growth, inflation and interest rates. It seems likely that interest rates will rise because of inflationary pressures. Accordingly, we are avoiding the areas of financial services that are most sensitive to rising interest rates and are concentrating on areas where we see more attractive risk/reward prospects, such as regional banks, Fannie Mae and Freddie Mac, and diversified international insurers such as AIG.

As always, we thank our shareholders for their continued support and interest. We believe that our time-tested contrarian approach can help our shareholders achieve their long-term investment goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	5/31/05	11/30/04

Common Stocks	100%	100%
Industry Diversification (As a % of Common Stocks)	5/31/05	11/30/04

Banks	40%	42%
Diversified Financial Services	34%	33%
Capital Markets	12%	9%
Insurance	11%	12%
Consumer Finance	2%	4%
Real Estate	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2005 (62.1% of Net Assets)
1. Freddie Mac Facilitator of mortgages and issuer of mortgage-backed securities	10.6%
2. Citigroup, Inc. Provider of diversified financial services	8.6%
3. American International Group, Inc. Provider of insurance and financial services	8.0%
4. Bank of America Corp. Provider of commercial banking services	7.9%
5. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	7.1%
6. Washington Mutual, Inc. Provider of diversified financial services	5.3%
7. KeyCorp Provider of commercial banking services	4.2%
8. Morgan Stanley Provider of investment banking and brokerage services	3.9%
9. US Bancorp Provider of diversified financial services	3.6%
10. National Bank of Canada Provider of general banking and trust services	2.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 99.5%
Financials 99.5%
Banks 39.8%
Bank of America Corp.	181,856	8,423,570
Fifth Third Bancorp	37,600	1,602,512
Independence Community Bank Corp.	13,400	502,232
KeyCorp	135,600	4,442,256
Marshall & Ilsley Corp.	39,200	1,705,592
Mercantile Bankshares Corp.	11,000	573,430
National Bank of Canada	73,100	3,076,699
National City Corp.	68,125	2,354,400
PNC Financial Services Group	45,300	2,475,645
Regions Financial Corp.	20,000	673,600
Sovereign Bancorp, Inc.	88,000	1,964,160
US Bancorp	131,600	3,859,828
Wachovia Corp.	58,300	2,958,725
Washington Mutual, Inc.	137,200	5,666,360
Wells Fargo & Co.	35,100	2,120,390
		42,399,399
Capital Markets 11.6%
Bear Stearns Companies, Inc.	17,900	1,772,816
Franklin Resources, Inc.	20,300	1,464,442
Lehman Brothers Holdings, Inc.	15,600	1,438,320
Mellon Financial Corp.	61,800	1,715,567
Morgan Stanley	84,100	4,117,536
The Goldman Sachs Group, Inc.	18,400	1,794,000
		12,302,681
Consumer Finance 2.0%
American Express Co.	39,500	2,127,075
Diversified Financial Services 33.6%
CIT Group, Inc.	53,400	2,265,228
Citigroup, Inc.	194,900	9,181,739
Fannie Mae	127,300	7,541,252
Freddie Mac	174,000	11,316,960
Friedman, Billings, Ramsey Group, Inc. "A"	89,200	1,164,060
JPMorgan Chase & Co.	84,284	3,013,152
The PMI Group, Inc.	33,400	1,262,520
		35,744,911
Insurance 11.1%
Allstate Corp.	29,200	1,699,440
American International Group, Inc.	153,450	8,524,148
Chubb Corp.	19,600	1,650,907
		11,874,495
Real Estate 1.4%
Novastar Financial, Inc. (REIT) (c)	40,500	1,490,401
Total Common Stocks (Cost $78,991,882)		105,938,962

Securities Lending Collateral 1.3%
Scudder Daily Assets Fund Institutional, 3.07% (b) (d) (Cost $1,348,450)	1,348,450	1,348,450
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $80,340,332) (a)	100.8	107,287,412
Other Assets and Liabilities, Net	(0.8)	(885,816)
Net Assets	100.0	106,401,596

(a) The cost for federal income tax purposes was $81,037,221. At May 31, 2005, net unrealized appreciation for all securities based on tax cost was $26,250,191. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,974,893 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $724,702.

(b) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) A portion of the security was on loan. The value of the security loaned at May 31, 2005 amounted to $1,321,300, which is 1.2% of net assets.

(d) Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $78,991,882) — including $1,321,300 of securities loaned	$ 105,938,962
Investment in Scudder Daily Assets Fund Institutional (cost $1,348,450)*	1,348,450
Total investments in securities, at value (cost $80,340,332)	107,287,412
Receivable for investments sold	912,866
Dividends receivable	113,492
Interest receivable	12,066
Receivable for Fund shares sold	118,921
Other assets	39,233
Total assets	108,483,990
Liabilities
Due to custodian bank	5,219
Payable for investments purchased	269,805
Payable for Fund shares redeemed	211,503
Payable upon return of securities loaned	1,348,450
Accrued management fee	70,850
Other accrued expenses and payables	176,567
Total liabilities	2,082,394
Net assets, at value	$ 106,401,596
Net Assets
Net assets consist of: Undistributed net investment income	901,275
Net unrealized appreciation (depreciation) on investments	26,947,080
Accumulated net realized gain (loss)	(3,735,003)
Paid-in capital	82,288,244
Net assets, at value	$ 106,401,596

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($74,418,155 ÷ 6,117,207 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.17
Maximum offering price per share (100 ÷ 94.25 of $12.17)	$ 12.91

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($21,576,046 ÷ 1,796,040 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.01

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,407,395 ÷ 863,487 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.05

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2005 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $13,407)	$ 1,601,434
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	65,786
Interest — Scudder Cash Management QP Trust	1,631
Total Income	1,668,851
Expenses: Management fee	427,678
Services to shareholders	184,403
Custodian and accounting fees	51,154
Distribution service fees	275,013
Auditing	22,575
Legal	10,938
Trustees' fees and expenses	10,890
Reports to shareholders	19,830
Registration fees	19,401
Other	8,995
Total expenses, before expense reductions	1,030,877
Expense reductions	(1,130)
Total expenses, after expense reductions	1,029,747
Net investment income (loss)	639,104
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	8,347,810
Net unrealized appreciation (depreciation) during the period on investments	(11,484,082)
Net gain (loss) on investment transactions	(3,136,272)
Net increase (decrease) in net assets resulting from operations	$ (2,497,168)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2005 (Unaudited)	Year Ended November 30, 2004
Operations: Net investment income (loss)	$ 639,104	$ 1,158,204
Net realized gain (loss) on investment transactions	8,347,810	6,340,394
Net unrealized appreciation (depreciation) during the period on investment transactions	(11,484,082)	5,371,938
Net increase (decrease) in net assets resulting from operations	(2,497,168)	12,870,536
Distributions to shareholders from: Net investment income: Class A	(293,034)	(1,200,985)
Class B	—	(460,710)
Class C	—	(115,455)
Fund share transactions: Proceeds from shares sold	9,734,708	41,980,537
Reinvestment of distributions	270,253	1,616,202
Cost of shares redeemed	(23,461,209)	(69,127,646)
Redemption fees	75,981	—
Net increase (decrease) in net assets from Fund share transactions	(13,380,267)	(25,530,907)
Increase (decrease) in net assets	(16,170,469)	(14,437,521)
Net assets at beginning of period	122,572,065	137,009,586
Net assets at end of period (including undistributed net investment income of $901,275, and $555,205, respectively)	$ 106,401,596	$ 122,572,065

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 12.47	$ 11.46	$ 9.79	$ 10.36	$ 10.27	$ 9.74
Income (loss) from investment operations: Net investment income[b]	.09	.14	.14	.09	.06	.16
Net realized and unrealized gain (loss) on investment transactions	(.34)	1.07	1.65	(.62)	.16	.52
Total from investment operations	(.25)	1.21	1.79	(.53)	.22	.68
Less distributions from: Net investment income	(.05)	(.20)	(.12)	(.04)	(.13)	(.15)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 12.17	$ 12.47	$ 11.46	$ 9.79	$ 10.36	$ 10.27
Total Return (%)[c]	(2.06)**	10.70	18.44	(5.19)	2.08	7.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	74	82	63	59	75	81
Ratio of expenses before expense reductions (%)	1.54*	1.45	1.36	1.36	1.45	1.47[d]
Ratio of expenses after expense reductions (%)	1.54*	1.45	1.36	1.36	1.45	1.46[d]
Ratio of net investment income (%)	1.39*	1.21	1.36	.94	.58	1.69
Portfolio turnover rate (%)	22*	4	5	16	17	9

[a] For the six months ended May 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.42% and 1.41%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended November 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 12.32	$ 11.33	$ 9.64	$ 10.26	$ 10.19	$ 9.65
Income (loss) from investment operations: Net investment income (loss)[b]	.03	.05	.06	.02	(.02)	.08
Net realized and unrealized gain (loss) on investment transactions	(.34)	1.05	1.63	(.64)	.15	.54
Total from investment operations	(.31)	1.10	1.69	(.62)	.13	.62
Less distributions from: Net investment income	—	(.11)	(.00)***	—	(.06)	(.08)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 12.01	$ 12.32	$ 11.33	$ 9.64	$ 10.26	$ 10.19
Total Return (%)[c]	(2.52)**	9.73	17.55	(6.04)	1.28	6.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	29	62	64	82	85
Ratio of expenses (%)	2.40*	2.22	2.15	2.16	2.23	2.27[d]
Ratio of net investment income (loss) (%)	.53*	.44	.57	.14	(.20)	.92
Portfolio turnover rate (%)	22*	4	5	16	17	9

[a] For the six months ended May 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 2.22%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended November 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 12.36	$ 11.36	$ 9.67	$ 10.28	$ 10.22	$ 9.69
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.05	.06	.02	(.02)	.09
Net realized and unrealized gain (loss) on investment transactions	(.35)	1.06	1.63	(.63)	.15	.52
Total from investment operations	(.31)	1.11	1.69	(.61)	.13	.61
Less distributions from: Net investment income	—	(.11)	(.00)***	—	(.07)	(.08)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 12.05	$ 12.36	$ 11.36	$ 9.67	$ 10.28	$ 10.22
Total Return (%)[c]	(2.51)**	9.84	17.52	(5.93)	1.22	6.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	12	12	12	18	18
Ratio of expenses before expense reductions (%)	2.34*	2.22	2.11	2.13	2.19	2.23[d]
Ratio of expenses after expense reductions (%)	2.34*	2.22	2.11	2.13	2.19	2.20[d]
Ratio of net investment income (loss) (%)	.59*	.44	.61	.16	(.16)	.99
Portfolio turnover rate (%)	22*	4	5	16	17	9

[a] For the six months ended May 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.17% and 2.14%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder-Dreman Financial Services Fund (the ``Fund'') is a nondiversified series of Scudder Equity Trust (the ``Trust'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $11,283,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2010, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $12,758,874 and $25,930,741, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equivalent to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. DVM is paid by the Advisor for its services.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.40% average daily net assets for Class A, B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2005, the amounts charged to the Fund by SISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2005
Class A	$ 88,830	$ 46,590
Class B	40,420	29,507
Class C	14,005	8,753
	$ 143,255	$ 84,850

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended May 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $42,285, of which $0 is unpaid at May 31, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2005
Class B	$ 94,243	$ 16,364
Class C	41,395	7,361
	$ 135,638	$ 23,725

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2005	Annualized Effective Rate
Class A	$ 94,162	$ 12,465.24%
Class B	31,414	3,462.25%
Class C	13,799	1,784.25%
	$ 139,375	$ 17,711

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A and C shares for the six months ended May 31, 2005 aggregated $3,383 and $0, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended May 31, 2005, the CDSC for Class B and C shares aggregated $44,263 and $859, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2005, SDI received $0.

Typesetting and Filing Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended May 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $11,280, of which $5,640 is unpaid at May 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the
"QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $46 and $41, respectively.

D. Expense Reductions

For the six months ended May 31, 2005, the Advisor agreed to reimburse the Fund $1,111, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2005, the custodian fee was reduced by $19 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2005		Year Ended November 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	635,536	$ 7,850,565	3,034,204	$ 36,516,393
Class B	85,067	1,038,549	223,753	2,676,472
Class C	69,311	845,594	232,599	2,787,672
		$ 9,734,708		$ 41,980,537
Shares issued to shareholders in reinvestment of distributions
Class A	21,280	$ 270,253	93,127	$ 1,089,268
Class B	—	—	36,648	421,586
Class C	—	—	9,076	105,348
		$ 270,253		$ 1,616,202
Shares redeemed
Class A	(1,085,592)	$ (13,476,839)	(2,059,543)	$ (24,781,620)
Class B	(657,077)	(8,052,305)	(3,372,737)	(40,091,792)
Class C	(157,681)	(1,932,065)	(358,613)	(4,254,234)
		$ (23,461,209)		$ (69,127,646)
Redemption fees		$ 75,981
Net increase (decrease)
Class A	(428,776)	$ (5,280,063)	1,067,788	$ 12,824,041
Class B	(572,010)	(7,013,756)	(3,112,336)	(36,993,734)
Class C	(88,370)	(1,086,448)	(116,938)	(1,361,214)
		$ (13,380,267)		$ (25,530,907)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KDFAX	KDFBX	KDFCX
CUSIP Number	81114P-107	81114P-206	81114P-305
Fund Number	084	284	384
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder-Dreman Financial Services Fund, a
                                    series of Scudder Equity Trust

By:                                 /s/Julian Sluyters
                                    ------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder-Dreman Financial Services Fund, a
                                    series of Scudder Equity Trust

By:                                 /s/Julian Sluyters
                                    ------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

By:                                 /s/Paul Schubert
                                    ----------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 2, 2005